UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 17, 2017
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ECHELON CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	000-29748 (Commission File Number)	77-0203595 (I.R.S. Employer Identification No.)
2901 Patrick Henry Drive Santa Clara, California 95054 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number including area code: (408) 938-5200 (Former name or address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On April 17, 2017, the Board of Directors (the “Board”) of Echelon Corporation (the “Company”) approved an amendment (the “Amendment”) to the Tax Benefit Preservation Plan (the “Plan”), dated as of April 22, 2016, by and between the Company and Computershare Inc., as rights agent (the “Rights Agent”), to extend the Final Expiration Date (as such term is defined in the Plan) to April 25, 2019. On April 17, 2017, the Company and the Rights Agent executed the Amendment.
The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and is incorporated herein by reference.
Item 3.03.    Material Modification to Rights of Security Holders.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

4.1	First Amendment to Tax Benefit Preservation Plan, dated as of April 17, 2017, by and between the Company and the Rights Agent.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ECHELON CORPORATION
By: /s/ C. Michael Marszewski
C. Michael Marszewski
Vice President and Chief Financial Officer
Dated:    April 18, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1	First Amendment to Tax Benefit Preservation Plan, dated as of April 17, 2017, by and between the Company and the Rights Agent.